SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the Appropriate Box

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under Rule 14a-12

Bonanza Gold, Inc.

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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the  form or Schedule and the date of its filing.

(1)	Amount Previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

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BONANZA GOLD, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held April 18, 2006

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To the Stockholders of

BONANZA GOLD, INC.:

A Special Meeting of Stockholders of Bonanza Gold, Inc. (the “Company”) will be held at the Company’s headquarters at 29995 Technology Way, Murrieta, California 92562, on Tuesday, April 18, 2006, at 10:00 a.m., Pacific Time. The purpose of the Special Meeting is to consider and vote upon the following matters:

1.	To change the name of the Company to Left Behind Games Inc.;

2.	To elect Troy A. Lyndon, Jeffrey Frichner, Thomas Axelson and Ray Dixon to our board of directors; and

3.	To authorize Corbin & Company, LLP, to provide audits on an ongoing basis.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on March ___, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting of Stockholders or any adjournment or postponement thereof.

Murrieta, California March ___, 2006	BY ORDER OF THE BOARD OF DIRECTORS /s/ Jeffrey Frichner JEFFREY FRICHNER President and Member of the Board

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE SPECIAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

BONANZA GOLD, INC.

25060 Hancock Avenue

Suite 103 Box 110

Murrieta, California 92562

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PROXY STATEMENT

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FOR SPECIAL MEETING OF STOCKHOLDERS

April 18, 2006

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders of Bonanza Gold, Inc., a Washington corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s Common Stock (the “Common Stock”), for use at a Special Meeting of Stockholders of the Company to be held at 10:00 a.m., Pacific Time, on Tuesday, April 18, 2006, and at any adjournment or postponement thereof (the “Special Meeting”). This Proxy Statement, the Notice of Special Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about March ___, 2006.

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefore, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

Record Date

The Board of Directors has fixed the close of business on March ___, 2006 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding ______________ shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Special Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Special Meeting.

Proxies

Shares of Common Stock which are entitled to be voted at the Special Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the proposal to change the name of the Company to Left Behind Games Inc.; FOR the proposal to elect Troy A. Lyndon, Jeffrey Frichner, Thomas Axelson and Ray Dixon to our board of directors; FOR authorizing Corbin & Company, LLP, located in Irvine, California to provide audits on an ongoing basis; and as recommended by the Board of Directors, in its discretion, with regard to all other matters which may properly come before the Special Meeting. The Company does not currently know of any such other matters.

A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Special Meeting by executing and returning a proxy bearing a later date, by filing with the secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Special Meeting.

Vote Required

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Special Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or the absence of a quorum. Under the Corporation Law of the State of Washington, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal, unless the Articles of Incorporation or Bylaws require otherwise.

Management of the Company is of the opinion that Proposal no. 1 to change the Company’s name to Left Behind Games, Proposal no. 2, to elect new directors, and Proposal no. 3, to appoint Corbin & Co. as our auditors will be considered approved by the stockholders in accordance with Washington Law and the Company’s Articles of Incorporation and Bylaws if the votes cast in favor of the proposal exceed the votes cast opposing such matter.

PROPOSAL NO. 1: PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO LEFT BEHIND GAMES INC.

On February 7, 2006, Bonanza Gold, Inc. (sometimes the "Registrant" or "Bonanza"), acquired Left Behind Games Inc. as a subsidiary pursuant to a Share Exchange Agreement dated as of January 26, 2005. Left Behind Games Inc. now accounts for all of our operations. Also, pursuant to the Share Exchange Agreement, Troy A. Lyndon, Jeffrey S. Frichner, Thomas H. Axelson, respectively the chief executive officer, president & secretary and chief financial officer of our new subsidiary Left Behind Games Inc., were appointed to our board of directors and named as our chief executive officer, president & secretary and chief financial officer, respectively. Concurrently with Messrs. Lyndon’s, Frichner’s, and Axelson’s appointment as all of our officers, Mr. Robert E. Kistler resigned as our president and treasurer, and Hobart Teneff resigned as our vice president.  In addition, Messrs. Kistler, Teneff and Terrence Dunne resigned as our directors.  Left Behind Games Inc. was founded in October 2001 for the purpose of developing games based upon the popular Left Behind Series. We are attempting to become a leading independent developer and publisher of quality interactive entertainment products that perpetuate positive values and appeal to mainstream, gamer and eternally minded audiences. Due to this focus, the name Bonanza Gold, is no longer reflective of our business.

The Board of Directors believes that the Company can continue to strengthen its brand acceptance by using the name “Left Behind Games” with respect to its products, and corporate subsidiary name. The Board of Directors also believes that using Left Behind Games Inc. as the Company’s name will be more consistent with its subsidiary and operations. The acronym Left Behind which stands for Left Behind more accurately describes the Company’s recent change in direction.  The board therefore unanimously recommends that stockholders of the Company vote FOR the proposal to change the name of the Company to Left Behind Games Inc.

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PROPOSAL NO. 2: ELECTION OF DIRECTORS

Our articles of incorporation and bylaws authorize a board of directors comprised of a number of not less than one.  Our current directors were appointed by members of our board of directors prior to their respective resignations.  The management wishes the stockholders to elect the entire board of directors.

Set forth below for each person who has been appointed director, based on information supplied by him, are his name, age as of the date of the Proxy Statement, any presently held positions with us, his principal occupation now and for the past five years, other directorships in public companies and his tenure of service with us as a director. Each shall hold office until their successors are elected and qualify. The information has been provided by the nominees without independent verification by our management.

Nominees For Election As Directors

Troy A. Lyndon chief executive officer and chairman of the board of directors, age 41, Troy A. Lyndon is the chief executive officer of Left Behind Games Inc. As the former chief executive officer of Studio Arts Multimedia, Inc., he managed and worked to develop six multi-million dollar video game projects for Corel Corporation.  Previously, Mr. Lyndon served as president of Park Place Productions where he managed operations, including the publication and/or development for over 50 video game projects.  Park Place Productions under Mr. Lyndon’s leadership, became North America’s largest independent video game development company. Mr. Lyndon has over 20 years experience in the management and development of software projects, including computer and video game products such as Madden Football, Batman Returns, Defender of the Crown, and Street Fighter. Mr. Lyndon is also a recipient of the Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young.  Mr. Lyndon has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ International, the Bright Media Foundation, the publisher of the Left Behind book series and Biblesoft.

Jeffrey S. Frichner, president, secretary and member of the board of directors, age 47, Jeffrey S. Frichner is the president and secretary of Left Behind Games Inc. Previously, he was national accounts manager for Raindance Communications, Inc. formerly Evoke Communications, Inc.  Prior to that, Mr. Frichner was the director of business development for Enable Incorporated where his efforts directly contributed to the successful acquisition of the company by Cotelligent, Inc. Previously, he was Vice President of Corporate Finance and Investments for Janda, Phillips and Garrington, LLC. Prior, Mr. Frichner was a registered representative and held the position of account executive and retirement planning specialist with Dean Witter Reynolds.   He holds a BA in business and marketing from National University and is a former United States Marine.

Thomas H. Axelson, chief financial officer and member of the board of directors, age 62, is the chief financial officer of Left Behind Games Inc.  He also currently serves as the Director of Administration and the chief financial officer of the largest ministry of Campus Crusade for Christ International.  For more than 28 years, Mr. Axelson has devoted his life to ministry.  During the past 15 years, he has managed allocations of more than $350 million to support Campus Crusade for Christ operations worldwide.  Mr. Axelson received his B.S. in Chemistry and Biology from Bemidji State University and holds an M.A. in Management from Claremont Graduate School.

Ray Dixon, member of the board of directors, age 53, has decades of experience in operations management of publishing and lending institutions. As President of Morgan Rae Publishing, he is experienced in manufacturing and distribution of products for the general and Christian marketplaces. Further, Mr. Dixon has 22 years experience in real estate finance and investments and has served as COO for Southpointe Financial, recognized as a leader in mortgage lending.

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PROPOSAL NO. 3 APPOINTMENT OF AUDITORS

Our board of directors adopted resolutions and wish for a majority of our stockholders to approve such resolutions authorizing Corbin & Company, LLP, located in Irvine, California to provide audits on an ongoing basis.

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OTHER BUSINESS

The Board of Directors does not know of any matter to be presented at the Special Meeting that is not listed in the Notice of Special Meeting and discussed above. If any other matter should properly come before the Special Meeting, however, the proxy holders will vote in accordance with their best judgment.

ADDITIONAL INFORMATION

A copy of our Current Report on Form 8-K which includes financial information regarding our subsidiary Left Behind Games Inc., our Annual Report on Form 10-KSB for the year ended March 31, 2005, and a copy of our Quarterly Reports on Forms 10-QSB for the quarters ended September 30, 2005 will be furnished without charge upon receipt of a written request. The exhibits to those Reports will also be provided upon request and payment of copying charges. Requests should be directed to the Corporate Secretary, Bonanza Gold, Inc., 25060 Hancock Avenue Suite 103, Box 110, Murrieta, California 92562. The Current, Annual and Quarterly Reports on Forms 8-K, 10-KSB and 10-QSB, respectively, with exhibits, are also available at the SEC’s website, www.sec.gov, or at the SEC’s Public Reference Room at Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549. You may call 1-800-SEC-0330 for more information on the SEC’s Public Reference Room.

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PROXY

BONANZA GOLD, INC.

25060 Hancock Avenue, Suite 103 Box 110

Murrieta, California 92562

This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Troy A. Lyndon with full power of substitution, as proxy to vote at the Special Meeting of Stockholders to be held on Tuesday, April 18, 2006, beginning at 10:00 a.m., (Pacific Time), at the offices of Bonanza Gold, Inc., at 29995 Technology Way, Murrieta, California 92562, and at all adjournments thereof, all shares of voting stock which the undersigned would be entitled to vote on matters set forth below if personally present:

☒	Please mark your votes in the boxes below.

1. Change the name of the company to Left Behind Games Inc.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2. Elect Troy A. Lyndon, Jeffrey Frichner, Thomas Axelson and Ray Dixon to our board of directors; FOR authorizing Corbin & Company, LLP, located in Irvine, California to provide audits on an ongoing basis

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Authorize Corbin & Company, LLP, located in Irvine, California to provide audits for the Company on an ongoing basis.

FOR ☐ AGAINST ☐ ABSTAIN ☐

 [SEE REVERSE SIDE]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ABOVE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Dated:__________________________________, 2006

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Signature of Shareholder

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Printed Name of Shareholder

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon and returned promptly.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.  If a corporation, please sign in full corporation name by the President or by an authorized corporate officer.  If a partnership, please sign in partnership name by an authorized person.)

PLEASE MARK, SIGN AND RETURN THIS PROXY PROMPTLY TO THE COMPANY’S TRANSFER AGENT IN THE ENCLOSED ENVELOPE.

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(Please advise the Company of any change of address)